                                                                    Exhibit 10.9

                      FORM OF STOCK OPTION AWARD AGREEMENT


                  This Stock Option Award Agreement (this "Agreement"), dated
_____ __, 2002, is made between [       ] (the "Company") and _________________
(the "Optionee"). All capitalized terms used herein that are not defined herein
shall have the respective meanings given to such terms in the [           ] 2002
Stock Option Plan (the "Plan").


                                   WITNESSETH:

         1. Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of _____ shares of the common stock of the Company, $_____ par value ("Stock"), at a per share purchase price equal to $____ (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

         2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire ten (10) years after the date indicated above.

                  (b) Exercise of Option. (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the dates indicated below as to that percentage of the total shares of Stock subject to the Option as set forth below opposite each such date, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised:

                       Date                    Percentage
                       ----                    ----------
                  ____ __, 2003                    25%
                  ____ __, 2004                    25%
                  ____ __, 2005                    25%
                  ____ __, 2006                    25%


                  (ii)     Notwithstanding the foregoing provisions of this
         Section 2(b), in the event of a Change in Control, the Option shall immediately become exercisable to the extent provided by the Committee in a resolution adopted prior to and in connection with such Change in Control.

                  (iii) Any exercise of all or any part of the Option shall be accompanied by Notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto.

                  (c) Consideration. At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company in (i) in United States dollars by personal check, bank draft or money order; (ii) if permitted by applicable law and approved by the Committee in accordance with the Plan, with Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, having a total Fair Market Value on the date of such exercise of the Option, equal to such purchase price of such shares of Stock; or (iii) a combination of the consideration provided for in the foregoing clauses (i) and (ii) having a total Fair Market Value on the date of such exercise of the Option equal to the purchase price of such shares of Stock.

                  (d) Exercise Upon Death, Disability or Termination of Employment. The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or an Affiliate, and no shares of Stock may thereafter be purchased under the Option except as follows:

                  (i) In the event of the death of the Optionee while an employee of the Company or an Affiliate, the Option, to the extent the Option would be exercisable in accordance with Section 2(b) hereof as of the date of his death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of one (1) year from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

                  (ii) If the Optionee's employment with the Company or an Affiliate shall terminate by reason of Disability, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination of employment, may be exercised after such termination but may not be exercised after the expiration of the period of one (1) year from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

                  (iii) If the Optionee voluntarily terminates his employment with the Company or an Affiliate or the Company or such Affiliate terminates the Optionee's employment, and, in either case, such termination of employment is not for "cause" (as determined in good faith by the Committee), the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination, may thereafter be exercised but may not be exercised after the expiration of the period of three (3) months from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

                  (iv) If the Optionee's employment with the Company or an Affiliate is terminated by reason of the Optionee's retirement after attaining both five (5) years of continuous service as an employee of the Company and/or an Affiliate and 59 1/2 years of age, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such retirement, may be exercised after such retirement, but may not be exercised after the expiration of the period of one (1) year from the date of such retirement or of the stated period of the Option, whichever period is the shorter.

                  (v) If the Optionee dies after termination of his employment with the Company and/or an Affiliate under paragraph (ii),
         (iii) or (iv) of this Section 2(d) above during the one year or three month period following such termination specified in such paragraphs, the Option, to the extent the Option would have been exercisable in accordance with such applicable paragraph (ii), (iii) or (iv) as of the date of the Optionee's death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of one (1) year from the date of his death or of the stated period of the Option, whichever period is the shorter.

                  (vi) If the Optionee's employment is terminated by the Company or an Affiliate for "cause" (as determined in good faith by the Committee), the Option shall automatically, without any further action required by the Company, terminate on the date of such termination of employment and no shares of Stock may thereafter be purchased under the Option.

                  (e) Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, in accordance with the Plan.

                  (f) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 9 of the Plan, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Committee in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Stock otherwise deliverable to the Optionee pursuant to the Option with a Fair Market Value on the date of such exercise equal to such tax liability (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy required Federal, state and local tax withholding obligations using the minimum statutory withholding rates that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly) and acquired more than six (6) months prior to such tender with a Fair Market Value on the date of such exercise equal to such tax liability. In no event shall Stock be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

                  (g) No Rights as Stockholder. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

                  (h) No Right to Continued Employment. Neither the Option nor any terms contained in this Agreement shall confer upon the Optionee any express or implied right to be retained in the service of the Company or an Affiliate for any period or at all, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate his employment at any time with or without cause. The Optionee acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Company and the Affiliates at the will of the Company or any such Affiliate, or satisfaction of any other applicable terms and conditions contained in this Agreement and the Plan, and not through the act of being hired, being granted the Option or acquiring shares of Stock hereunder.

                  (i) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

                  (j) Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its discretion, determine to be necessary or applicable, in all respects. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of shares of Stock upon any national securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to deliver any certificates for shares of Stock to the Optionee or any other person unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

         3. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

         4. [Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Stock or other securities of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Stock or other securities of the Company (each such action, a "Transfer") during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.]

         5. [Company's Right to Purchase Stock and Options. Upon the termination, for any reason, of the Optionee's employment with the Company or an Affiliate, the Company shall have the right, but not the obligation, to purchase any or all of the shares of Stock which have been purchased by the Optionee, or any person permitted to exercise the Option under Section 2(d) hereof, pursuant to exercise of the Option ("Option Stock"), and which the Optionee, such other person, or any permitted donee of such Stock, under Section 6(a)(v) hereof, then holds, and all or any portion of the Option that is exercisable upon such termination of employment under Section 2(d) hereof (the "Vested Option"), by delivering notice to the Optionee and/or such donee of Option Stock or other person permitted to exercise the Option, as applicable, within sixty (60) calendar days after such termination of the Optionee's employment, at the fair market value of such shares of Option Stock and Vested Option at such time as determined in good faith by the Committee (without discount for lack of marketability or minority interest), based upon a customary appraisal prepared by an independent appraisal company, or such other reasonable valuation method as the Committee shall select and apply as of the given date.]

         6. [Restrictions on Transfer of Stock. (a) Any shares of Option Stock received by the Optionee, or any person entitled to exercise the Option under Section 2(d) hereof, upon exercise of the Option (or any interest or right in such shares) cannot be sold, assigned, pledged or transferred in any manner except in accordance with the following provisions (it being understood that such transfer shall not affect any other provisions of this Agreement) and as otherwise expressly set forth in this Agreement:

                  (i) Before there can be a valid Transfer of any such shares, the record holder of the shares to be transferred (the "Offered Shares") shall give Notice to the Company, which shall specify the identity of the proposed transferee and the other terms and conditions of the proposed transfer (hereinafter referred to as the "Transfer Notice"). The date the Transfer Notice is mailed shall be hereinafter referred to as the "Notice Date," and the record holder of the Offered Shares shall be hereinafter referred to as the "Offeror."

                  (ii) For a period of sixty (60) calendar days after the Notice Date (the "Company Option Period"), the Company shall have the option to purchase any or all of the Offered Shares at the purchase price and on the terms set forth in paragraph (iii) of this Section 6(a). This option shall be exercisable by the Company by delivering notice of exercise to the Offeror prior to the end of the Company Option Period.

                  (iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of its option under this
         Section 6(a) shall be the cash price offered for such Offered Shares by the proposed transferee, as set forth in the Transfer Notice.

                  (iv)     If the option given to the Company pursuant to this
         Section 6(a) is not exercised, the transfer proposed in the Transfer Notice may take place; provided, however, that such transfer must, in all respects, be exactly as proposed in the Transfer Notice except that such transfer may not take place either before the expiration of the Company Option Period or after the ninetieth (90th) calendar day after the expiration of the Company Option Period, and if such transfer has not taken place prior to such ninetieth (90th) day, such transfer may not take place without once again complying with paragraph (i) of this
         Section 6(a).

                  (v)      Paragraphs (i) through (iv) above shall not apply to
         (w) a transfer of any such shares owned by the Optionee to the Company,
         (x) a transfer of any such shares owned by the Optionee to the Founders (as defined in Section 7(a) hereof), (y) a transfer of any such shares owned by the Optionee following his death by will or intestacy to the Optionee's beneficiary, legal representative, heir or legatee or (z) the Optionee's transfer of any such shares owned by the Optionee as a gift or gifts during the Optionee's lifetime to the Optionee's spouse, children or grandchildren, or to a trust, partnership or other legal entity for the benefit of, or in which the only partners or members are, the Optionee and/or any of the foregoing, provided that the donee of such shares agrees to be bound by the provisions of Sections 4, 5, 6 and 7 of this Agreement.

                  (b) If the Company shall elect to exercise its right to purchase any Option Stock or Vested Option under Section 5 or Section 6(a) hereof, the closing of such purchase by the Company shall take place no later than forty-five (45) days after the exercise of such right, which time in the case of the death of the Optionee may be extended to provide for probate of the Optionee's estate. On the date scheduled for such closing, the price for the shares of Stock and/or Vested Option to be purchased by the Company, determined in accordance with Section 5 or 6(a) hereof, as applicable, shall be paid by the Company in cash or by check or checks to the record holder of such shares or Vested Option against delivery of a certificate or certificates representing the purchased shares of Stock in proper form for transfer and/or this Agreement, as the case may be. In connection with such closing, such record holder shall warrant in writing to the Company good and marketable title to the purchased shares, free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever except those under this Agreement.

                  (c) None of the shares of Option Stock shall be transferred on the Company's books nor shall the Company recognize any such purported Transfer of any such shares or any interest therein unless and until all applicable provisions of Sections 4, 5, 6 and 7 of this Agreement have been complied with in all respects. The certificates evidencing shares of Option Stock shall bear legends to the following effect:

         "The shares represented by this certificate are subject to certain restrictions against transfer set forth in a Stock Option Award Agreement between the stockholder to whom the shares were originally issued and [ ] (the "Company"), dated _____ __, 2002, as may be amended from time to time. Such shares are also subject to a limited call option of the Company as described in Section 5 and certain drag-along rights as described in Section 7, in each case of such Stock Option Award Agreement.

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."]

         7. [Grant to the Founders of Bring-Along Rights. (a) Each time the shareholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of approving a "Sale of the Business," and do actually approve a "Sale of the Business," the "Option Stockholder" agrees to sell all of his Option Stock as directed by the "Founders" (as such terms are defined below). As used herein:

                  "Founders" mean [____________, ___________ and _____________], or their successors or assigns.

                  "Option Stockholder" means the Optionee, to the extent that the Optionee owns shares of Option Stock purchased pursuant to the terms of this Agreement or, to the extent that any person permitted to exercise the Option under Section 2(d) hereof, or any permitted donee under Section 6(a)(v) hereof owns shares of Option Stock, the Optionee on behalf of such other person or permitted donee.

                  "Sale of the Business" means any transaction or series of transactions (whether structured as a stock sale, merger, consolidation, reorganization, asset sale or otherwise) negotiated on an arm's-length basis, which results in the sale or transfer of all or substantially all of the assets or shares of capital stock of the Company to an unaffiliated bona fide third party in which all consideration payable to holders of the common stock of the Company is distributed pro rata pursuant to share ownership.

                  (b) In furtherance of its covenants in paragraph (a) of this Section 7, the Option Stockholder hereby agrees to cooperate fully with the Founders and the purchaser in any such Sale of the Business and to execute and deliver all documents (including purchase agreements) and instruments as the Founders and the purchaser reasonably request to effect such Sale of the Business, including, without limitation, the making of all representations, warranties and indemnifications (including participating in any escrow arrangements) and similar arrangements, but excluding employment agreements and covenants not-to-compete (the determination of whether or not to enter into any such agreements being in the sole and absolute discretion of the Option Stockholder). The Founders agree that upon such Sale of the Business the Option Stockholder will receive its pro rata share of the consideration paid by the purchaser determined on the basis of the Option Stockholder's ownership of the shares of stock of the Company.

                  (c) In no event shall the Founders receive special consideration or a control premium in connection with a sale contemplated by this Section 7; provided, however, that it is understood that the Founders shall be entitled to receive a reasonable transaction fee payable upon the closing of any such sale contemplated by this Section 7 if the Founders provide services in connection with such sale that would customarily be provided by a third party financial advisor.]

         8. Certain Other Representations and Covenants of the Optionee. The Optionee hereby acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. The Optionee hereby represents and acknowledges that he has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. The Optionee hereby agrees to be bound by all of the terms and provisions of the Plan and this Agreement, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 13 of the Plan as in effect on the date hereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or the Board upon any questions arising under the Plan, this Agreement or otherwise relating to the Option.

         9. Notices. Any Notice or other communication required or permitted hereunder shall be in accordance with the Plan, and, if to the Company, may be delivered in person to the Company's [__________] or sent to the Company, attention: [__________], by facsimile at [__________], or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at [_______________], and, if to the Optionee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

         10. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of [ ] applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

         11. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

         12. Modification. Except as otherwise permitted by the Plan, this Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

         13. Counterparts. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, [        ] has caused this Agreement to be
executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first written above.


                                            [                ]


Date:                                       By
     --------------------------                -----------------------------
                                              Name:
                                              Title:


Date:
     --------------------------             --------------------------------
                                            [OPTIONEE]
                                            [Address]

                                                                      SCHEDULE I



                        NOTATIONS AS TO PARTIAL EXERCISE


========================= ============================ ========================== ========================= ========================
        Date of                Number of Shares            Balance of Shares             Authorized                 Notation
        Exercise              of Stock Purchased          of Stock on Option             Signature                    Date
------------------------- ---------------------------- -------------------------- ------------------------- ------------------------


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